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                                 EXHIBIT (11)(b)

                             Consent of Ropes & Gray





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                               CONSENT OF COUNSEL



         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 18 to the Registration Statement of the American Performance Funds on Form N-1A under the Securities Act of 1933, as amended.




                                              /s/ ROPES & GRAY

                                              ROPES & GRAY



Washington, D.C.
October 30, 1998